UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):
December 23, 2014

FRANKLIN COVEY CO.

(Exact name of registrant as specified in its charter)

Commission File No. 1-11107

Utah	87-0401551
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)

2200 West Parkway Boulevard
Salt Lake City, Utah  84119-2099
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:  (801) 817-1776

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

Franklin Covey Co. (NYSE: FC) announced today that the conference call to review the Company’s fiscal 2015 first-quarter financial results will take place on Thursday, January 8, 2015, at 5:00 p.m. ET (3:00 p.m. MT).  The Company’s financial results are expected to be released after the close of the market on Thursday, January 8, 2015.

Interested persons can participate by dialing 877-261-8992 (International participants may dial 847-619-6548), access code: 38725689. Alternatively, a webcast will be accessible at the following website http://edge.media-server.com/m/p/9vi3z99f/lan/en.

A replay will be available starting January 8, 2015 (7:30 p.m. ET) through January 15, 2015 by dialing 888-843-7419 (International participants may dial 630-652-3042), access code: 38725689#.  The webcast will also remain accessible through January 15, 2015 on the Investor Relations area of the Company’s website at:  http://investor.franklincovey.com/phoenix.zhtml?c=102601&p=irol-IRHome.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FRANKLIN COVEY CO.

Date:	December 23, 2014	By:	/s/ Stephen D. Young
Stephen D. Young
Chief Financial Officer